UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of Earliest Event Reported): November 12, 2014

CASH AMERICA INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Texas	1-9733	75-2018239
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1600 West 7th Street

Fort Worth, Texas 76102

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (817) 335-1100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

As previously announced, at 12:01 a.m. Eastern Time on November 13, 2014 Cash America International, Inc. (“Cash America”) completed the distribution of 80 percent of the outstanding shares of Enova International, Inc. (“Enova”) to Cash America’s shareholders in a tax-free distribution (the “Spin-off”). Cash America distributed to its shareholders 0.915 shares of Enova common stock for every one share of Cash America’s common stock held as of the close of business on November 3, 2014, which was the record date for the Spin-off. Fractional shares of Enova common stock were not distributed. Any fractional shares of Enova common stock were aggregated and sold in the open market, and the aggregate net proceeds of the sales were distributed ratably in the form of cash payments to Cash America’s shareholders of record who were otherwise entitled to receive a fractional share of Enova common stock. As a result of the Spin-off, Enova is now an independent public company, and its common stock is listed on the New York Stock Exchange under the ticker symbol “ENVA.”

In connection with the Spin-off, on November 12, 2014, Cash America and Enova entered into various agreements to effect the separation and to provide a framework for Cash America’s relationship with Enova after the Spin-off, including the following agreements:

•	Separation and Distribution Agreement;

•	Tax Matters Agreement;

•	Transition Services Agreement;

•	Stockholder’s and Registration Rights Agreement; and

•	Software Lease and Maintenance Agreement.

A summary of certain material features of the agreements can be found in the section entitled “Certain Relationships and Related Party Transactions—Agreements Between Us and Cash America” in Enova’s Information Statement, filed as Exhibit 99.1 to Cash America’s Current Report on Form 8-K furnished on October 30, 2014, which section is incorporated herein by reference. The summary is qualified in its entirety by reference to the complete terms and conditions of each of the Separation and Distribution Agreement, Tax Matters Agreement, Transition Services Agreement, Stockholder’s and Registration Rights Agreement and Software Lease and Maintenance Agreement attached hereto as Exhibit 2.1, Exhibit 10.1, Exhibit 10.2, Exhibit 10.3 and Exhibit 10.4, respectively, and incorporated herein by reference.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

See Item 1.01 for a discussion of the Spin-off.

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

In connection with the completion of the Spin-off, Mr. David A. Fisher will continue to serve as Enova’s President and Chief Executive Officer. However, due to the Spin-off, Mr. Fisher resigned his position as Cash America’s Chief Executive Officer – E-Commerce Division, which was an executive officer position of Cash America, immediately prior to the Spin-off. In connection with Mr. Fisher’s resignation, Mr. Fisher’s letter agreement detailing his employment and compensation package with Cash America and his Executive Change-in-Control Severance and Restrictive Covenant Agreement with Cash America, each of which were entered into with Cash America on January 29, 2013, were terminated immediately prior to the Spin-off.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(b)	The unaudited pro forma consolidated financial information of Cash America giving effect to the Spin-off, and the related notes thereto, have been derived from its historical consolidated financial statements and are attached hereto as Exhibit 99.1.

(d)	Exhibits

Exhibit No.	Description

2.1	Separation and Distribution Agreement between Cash America International, Inc. and Enova International, Inc.

10.1	Tax Matters Agreement between Cash America International, Inc. and Enova International, Inc.

10.2	Transition Services Agreement between Cash America International, Inc. and Enova International, Inc.

10.3	Stockholder’s and Registration Rights Agreement between Cash America International, Inc. and Enova International, Inc.

10.4	Software Lease and Maintenance Agreement between Cash America International, Inc. and Enova International, Inc.

99.1	Unaudited pro forma consolidated financial information of Cash America International, Inc.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

This report contains forward-looking statements about the business, financial condition, operations and prospects of Cash America. The actual results of Cash America could differ materially from those indicated by the forward-looking statements because of various risks and uncertainties including, without limitation: the effect of, compliance with or changes in domestic pawn, consumer credit, tax and other laws and governmental rules and regulations applicable to Cash America’s business or changes in the interpretation or enforcement thereof; the regulatory and examination authority of the Consumer Financial Protection Bureau, including the effect of and compliance with a consent order Cash America entered into with the Consumer Financial Protection Bureau in November 2013; risks related to the separation of Cash America and Enova; Cash America’s ability to process or collect consumer loans through the Automated Clearing House system; the actions of third parties who provide, acquire or offer products and services to, from or for Cash America; public and regulatory perception of Cash America’s business, including its consumer loan business and its business practices; the effect of any current or future litigation proceedings or any judicial decisions or rule-making that affect Cash America, its products or its arbitration agreements; fluctuations, including a sustained decrease, in the price of gold or deterioration in economic conditions; a prolonged interruption in Cash America’s operations of its facilities, systems and business functions, including its information technology and other business systems; changes in demand for Cash America’s services and changes in competition; Cash America’s ability to maintain an allowance or liability for estimated losses on consumer loans that are adequate to absorb credit losses; Cash America’s ability to attract and retain qualified executive officers; the ability of Cash America to open new locations in accordance with its plans or to successfully integrate newly acquired businesses into Cash America’s operations; interest rate fluctuations; changes in the capital markets, including the debt and equity markets; changes in Cash America’s ability to satisfy its debt obligations or to refinance existing debt obligations or obtain new capital to finance growth; security breaches, cyber-attacks or fraudulent activity; acts of God, war or terrorism, pandemics and other events; the effect of any of such changes on Cash America’s business or the markets in which it operates; and other risks and uncertainties indicated in Cash America’s filings with the Securities and Exchange Commission. These risks and uncertainties are beyond the ability of Cash America to control, nor can Cash America predict, in many cases, all of the risks and uncertainties that could cause its actual results to differ materially from those indicated by the forward-looking statements. When used in this report, terms such as “believes,” “estimates,” “should,” “could,” “would,” “plans,” “expects,” “anticipates,” “may,” “forecasts,” “projects” and similar expressions and variations as they relate to Cash America or its management are intended to identify forward-looking statements. Cash America disclaims any intention or obligation to update or revise any forward-looking statements to reflect events or circumstances occurring after the date of this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASH AMERICA INTERNATIONAL, INC.

Date: November 18, 2014	By:	/s/ J. Curtis Linscott
J. Curtis Linscott
Executive Vice President,
General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1	Separation and Distribution Agreement between Cash America International, Inc. and Enova International, Inc.

10.1	Tax Matters Agreement between Cash America International, Inc. and Enova International, Inc.

10.2	Transition Services Agreement between Cash America International, Inc. and Enova International, Inc.

10.3	Stockholder’s and Registration Rights Agreement between Cash America International, Inc. and Enova International, Inc.

10.4	Software Lease and Maintenance Agreement between Cash America International, Inc. and Enova International, Inc.

99.1	Unaudited pro forma consolidated financial information of Cash America International, Inc.